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                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                      PACE GLOBAL FIXED INCOME INVESTMENTS

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 27, 2000




                                                                  July 6, 2001



Dear Investor,

The purpose of this supplement is to notify you of a change. In the section related to PACE Global Fixed Income Investments on page 5, the first sentence of the second paragraph is replaced with the following:

     PACE Global Fixed Income Investments may invest up to 20% of its total assets in bonds that are rated below A by Moody's or S&P (or are unrated but deemed to be of comparable quality), provided that (1) with respect to bonds of issuers of developed countries, the bonds must be rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined to be of comparable quality); and (2) with respect to bonds of issuers of emerging market countries, both (a) the bonds must be rated at least Ba by Moody's or BB by S&P (or, if unrated, determined to be of comparable quality) and
     (b) no more than 10% of the fund's total assets may be invested in emerging market bonds.


For more information on the PACE funds, please contact your investment professional.








                                                                 Item #: ZS-108